United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 11, 2019

Date of Report (Date of earliest event reported)

Chardan Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, 21st Floor New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one Warrant	CHAC.U	NYSE American
Common stock, $0.0001 par value per share	CHAC	NYSE American
Warrants to purchase common stock	CHAC.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

BiomX Ltd. (“BiomX”), Chardan Healthcare Acquisition Corp. (“CHAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CHAC common stock in respect of the proposed transaction described herein. Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock is set forth in CHAC’s Prospectus dated December 14, 2018 and CHAC’s proxy statement on Schedule 14A dated September 23, 2019 filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the transaction described herein, CHAC has filed relevant materials with the SEC, including a proxy statement on Schedule 14A. CHAC mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CHAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CHAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHAC, BIOMX AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CHAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Chardan Healthcare Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the merger agreement (the “Merger Agreement”) among CHAC, CHAC Merger Sub Ltd. and BiomX (the “Merger”), including the anticipated initial enterprise value and post-closing equity value, the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHAC and BiomX managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against CHAC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain approval of CHAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (5) the ability to meet NYSE American listing standards following the consummation of the Merger; (6) the risk that the Merger disrupts current plans and operations of BiomX as a result of the announcement and consummation of the Merger; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the Merger; (9) changes in applicable laws or regulations; (10) the possibility that BiomX or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) BiomX estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of BiomX or the combined company; and (13) other risks and uncertainties indicated in the proxy statement of CHAC filed by CHAC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by CHAC.

A further list and description of risks and uncertainties can be found in CHAC’s Prospectus dated December 14, 2018 filed with the SEC and in the proxy statement on Schedule 14A that has been filed with the SEC by CHAC in connection with the proposed transaction dated September 23, 2019, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to CHAC and BiomX and speaks only as of the date on which it is made. CHAC and BiomX undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 1.01. Entry Into a Material Definitive Agreement

As previously announced, on July 16, 2019, Chardan Healthcare Acquisition Corp. (“CHAC”) entered into a merger agreement (the “Merger Agreement”) with CHAC Merger Sub Ltd., a wholly-owned subsidiary of CHAC (the “Merger Sub”), and BiomX Ltd. (“BiomX”).

On October 11, 2019, CHAC, Merger Sub and BiomX entered into an amendment to the Merger Agreement (the “Amended Merger Agreement”) to reflect the following:

●	Among other things, as a condition to the obligations of BiomX to consummate the transactions contemplated by the Merger Agreement, the Aggregate Investment Amount (as defined in the Merger Agreement) shall equal or exceed $55 million.

●	The agreement of Chardan Investment LLC to cancel up to 500,000 CHAC Shares in the event that the Aggregate Investment Amount (as defined in the Merger Agreement) is less than $70 million at the closing of the Business Combination (as defined in the Merger Agreement) was terminated.

●	CHAC and BiomX have agreed to extend the Outside Closing Date (as defined in the Merger Agreement) to November 30, 2019.

In addition, the agreement pursuant to which Chardan Securities, LLC agreed to purchase up to $2.5 million of CHAC Shares at the closing of the Business Combination in the event that the Aggregate Investment Amount is less than $50 million has been amended such that Chardan Securities, LLC agrees to purchase up to $2.5 million of CHAC Shares (as defined in the Merger Agreement) at the closing of the Business Combination in the event that the Aggregate Investment Amount is less than $55 million, provided that CHAC shall not be obligated to make such purchases to the extent that the Aggregate Investment Amount is less than $55 million because of the failure of the BiomX shareholders to purchase $23 million of CHAC Shares.

On October 11, 2014, CHAC filed an supplement to its proxy statement on Schedule 14A with the SEC describing these amended terms.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of CHAC to be issued in connection with the Merger and additional agreements will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued October 11, 2019 announcing the amendments to the proposed transaction.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description

2.1	Amendment Agreement, dated as of October 11, 2019, by and among Chardan Healthcare Acquisition Corp., CHAC Merger Sub Ltd., and BiomX Ltd.
99.1*	Press Release dated October 14, 2019

*Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 11, 2019

CHARDAN HEALTHCARE ACQUISITION CORP.

By:	/s/ Jonas Grossman

Name: Jonas Grossman
Title: President and Chief Executive Officer

4